                                                                Exhibit 10.20(a)


                                 AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

This Amendment No. 1 to AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 8, 2005, by and among MARINEMAX, INC., a Delaware corporation and each of the other Borrowers set forth on Schedule I attached hereto and by the reference incorporated herein (collectively, "Borrowers"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, "KeyBank") and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association, individually (in such capacity, "BOA"), as collateral agent (in such capacity, the "Collateral Agent") and as documentation agent (in such capacity, the "Documentation Agent") and the various other financial institutions as are or may become parties hereto, including, as of the date hereof, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Delaware corporation ("GE Commercial") and NATIONAL CITY BANK, a national banking association ("National City") (KeyBank, BOA, GE Commercial, National City, and such other financial institutions, collectively, the "Lenders"), amending that Amended and Restated Credit and Security Agreement dated as of February 3, 2005, by and among Borrowers and Lenders.(collectively, the "Agreement"). Unless otherwise defined in this Amendment, all defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement. This Amendment is entered into in consideration of, and upon, the terms, conditions and agreements set forth herein.

          1. Background.

             Borrowers and Lenders desire to amend certain provisions of the Agreement effective as of the date of this Amendment.

          2. Amendments to the Agreement.

             The Termination Date as defined in Section 1.01 of the Agreement shall be amended to read al follows:

"Termination Date" shall mean March 1, 2008; provided, however, that upon the Company's request such date may be extended for two successive periods of one year each with the prior written consent of all of the Lenders for each such annual extension.




DOCUMENTARY STAMP TAXES HAVE BEEN PAID ON THE LOAN EVIDENCED BY THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT DATED FEBRUARY 3, 2005.
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          3. Effect on Agreement.

             Except as specifically amended and modified by this Amendment, all terms, conditions, covenants and agreements set forth in the Agreement shall remain in full force and effect.

          4. Counterparts.

             This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

              [The remainder of this page intentionally left blank]
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IN WITNESS WHEREOF, this Amended and Restated Credit and Security Agreement has been executed and delivered by the parties as of the day and year first above written. Insert here

                                       "BORROWERS"

                                       MARINEMAX, INC., a Delaware
                                       corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                            Michael H. McLamb
                                            Executive Vice President and Chief
                                            Financial Officer

                                       MARINEMAX OF SOUTHEAST
                                       FLORIDA, LLC, a Delaware limited
                                       liability company

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Manager

                                       MARINEMAX OF MINNESOTA, INC.,
                                       a Minnesota corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             President

                                       MARINEMAX OF SOUTHWEST
                                       FLORIDA, LLC, a Delaware limited
                                       liability company

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Manager

                                       MARINEMAX OF CENTRAL
                                       FLORIDA, LLC, a Delaware limited
                                       liability company

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Manager

                                      MARINEMAX OF SARASOTA, LLC, a
                                      Delaware limited liability company

                                      By:  /s/  Michael H. McLamb
                                         ------------------------
                                            Michael H. McLamb
                                            Manager

                                      MARINEMAX OF CALIFORNIA, INC.,
                                      a California corporation

                                      By:  /s/  Michael H. McLamb
                                         ------------------------
                                            Michael H. McLamb
                                            Assistant Vice President

                                      MARINEMAX OF ARIZONA, INC., an
                                      Arizona corporation

                                      By:  /s/  Michael H. McLamb
                                         ------------------------
                                            Michael H. McLamb
                                            Vice President

                                      MARINEMAX MIDATLANTIC, LP, a
                                      Delaware limited partnership

                                      By:  MarineMax New Jersey GP, Inc., its
                                      general partner

                                      By:  /s/  Michael H. McLamb
                                         ------------------------
                                           Michael H. McLamb
                                           Vice President

                                      MARINEMAX MOTOR YACHTS, LLC,
                                      a Delaware limited liability company

                                      By:  /s/  Michael H. McLamb
                                         ------------------------
                                            Michael H. McLamb
                                            Manager

                                      MARINEMAX OF LAS VEGAS, INC., a
                                      Delaware corporation

                                      By:  /s/  Michael H. McLamb
                                         ------------------------
                                            Michael H. McLamb
                                            Vice President

                                       MARINEMAX OF NORTH
                                       CAROLINA, INC., a North Carolina
                                       corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Vice President

                                       MARINEMAX OF OHIO, INC., a
                                       Delaware corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Vice President

                                       MARINEMAX OF UTAH, INC., a
                                       Delaware corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Vice President

                                       MARINEMAX TX, L.P., a Texas limited
                                       partnership

                                       By: Dumas GP, L.L.C., its general partner

                                       By:  11502 Dumas, Inc., its sole member

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                             Kurt M. Frahn
                                             Secretary

                                       MARINEMAX OF GEORGIA, INC., a
                                       Georgia corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Vice President

                                       BASSETT BOAT COMPANY, a Florida
                                       corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                             Michael H. McLamb
                                             Vice President

                                       BASSETT REALTY, L.L.C., a Delaware
                                       limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       C & N MARINE REALTY, L.L.C., a
                                       Delaware limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       GULFWIND SOUTH REALTY, L.L.C.,
                                       a Delaware limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       HARRISON'S REALTY, L.L.C., a
                                       Delaware limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       HARRISON'S REALTY CALIFORNIA,
                                       L.L.C., a Delaware limited liability
                                       company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       MARINA DRIVE REALTY I, L.L.C., a
                                       Delaware limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       MARINA DRIVE REALTY II, L.L.C., a
                                       Delaware limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       WALKER MARINA REALTY, L.L.C., a
                                       Delaware limited liability company

                                       By:  MarineMax, Inc., its sole member

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Executive Vice President and Chief
                                          Financial Officer

                                       DUMAS GP, L.L.C., a Delaware limited
                                       liability company

                                       By:  11502 Dumas, Inc., its sole member

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Secretary

                                       MARINEMAX NEW JERSEY GP, INC.,
                                       a Delaware corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Vice President

                                       MARINEMAX NJ PARTNERS, INC., a
                                       Delaware corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Vice President

                                       MARINEMAX OF NEW JERSEY
                                       HOLDINGS,  INC., a Delaware corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Vice President

                                       MMX GP, LLC, a Delaware limited
                                       liability company

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Authorized Representative

                                       MMX HOLDINGS, LLC, a Delaware
                                       limited liability company

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Authorized Representative

                                       MMX INTERESTS, LLC, a Delaware
                                       limited liability company

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Authorized Representative

                                       MMX MEMBER, INC., a Delaware
                                       corporation

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Authorized Representative

                                       MMX PARTNERS, INC., a Delaware
                                       corporation

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Authorized Representative

                                       MMX VENTURES, LP, a Delaware
                                       limited partnership

                                       By: MMX GP, LLC, its general partner

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Authorized Representative

                                       11502 DUMAS, INC., a Nevada
                                       corporation

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Secretary

                                       DUMAS GP, INC., a Nevada  corporation

                                       By:  /s/  Kurt M. Frahn
                                          --------------------
                                          Kurt M. Frahn
                                          Secretary

                                     NEWCOAST FINANCIAL SERVICES,
                                     INC., a Delaware corporation

                                     By:  /s/  Michael H. McLamb
                                        ------------------------
                                        Michael H. McLamb
                                        Vice President

                                     MARINEMAX SERVICES, INC., a
                                     Delaware corporation

                                     By:  /s/  Michael H. McLamb
                                        ------------------------
                                        Michael H. McLamb
                                        Vice President

                                     MARINEMAX U.S.A., INC., a Nevada
                                     corporation

                                     By:  /s/  Kurt M. Frahn
                                        --------------------
                                        Kurt M. Frahn
                                        Secretary

                                     DELAWARE AVLEASE, LLC, a
                                     Delaware limited liability company

                                     By:  /s/  Kurt M. Frahn
                                        --------------------
                                        Kurt M. Frahn
                                        Authorized Representative

                                     MARINEMAX OF COLORADO, INC., a
                                     Delaware corporation

                                     By:  /s/  Michael H. McLamb
                                        ------------------------
                                        Michael H. McLamb
                                        Vice President

                                     MARINEMAX INTERNATIONAL,
                                     LLC, a Delaware limited liability company

                                     By:  /s/  Michael H. McLamb
                                        ------------------------
                                        Michael H. McLamb
                                        Manager
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                                       BOATING GEAR CENTER, INC., a
                                       Delaware corporation

                                       By:  /s/  Michael H. McLamb
                                          ------------------------
                                          Michael H. McLamb
                                          Vice President

                                      "LENDERS"

                                      KEYBANK NATIONAL ASSOCIATION

                                      By:  /s/  Brian T. McDevitt
                                         ---------------------------------------
                                         Name: Brian T. McDevitt
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      BANK OF AMERICA, N.A.

                                      By:  /s/  John R. Burns
                                         ---------------------------------------
                                         Name: John R. Burns
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      GE COMMERCIAL DISTRIBUTION
                                      FINANCE CORPORATION, a Delaware
                                      corporation

                                      By:  /s/  Christopher C. Meals
                                         ---------------------------------------
                                         Name: Christopher C. Meals
                                               ---------------------------------
                                         Title: Executive Vice President
                                                --------------------------------

                                      NATIONAL CITY BANK, a national
                                      banking association

                                      By:  /s/  Peter G. Shaw
                                         ---------------------------------------
                                         Name: Peter G. Shaw
                                               ---------------------------------
                                         Title: Assistant Vice President
                                                --------------------------------

                                      "ADMINISTRATIVE AGENT"

                                      KEYBANK NATIONAL ASSOCIATION

                                      By:  /s/  Brian T. McDevitt
                                         ---------------------------------------
                                         Name: Brian T. McDevitt
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      "COLLATERAL AGENT" AND
                                           "DOCUMENTATION AGENT"

                                      BANK OF AMERICA, N.A.

                                      By:  /s/  John R. Burns
                                         ---------------------------------------
                                         Name: John R. Burns
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------